Transamerica Premier Funds
                                 Investor Shares

                        Supplement Dated December 1, 1997
               to Investor Shares Prospectus Dated April 28, 1997


The following information supplements, and should be read in conjunction with, the Prospectus to which this supplement is attached. This supplement replaces the supplement dated April 28, 1997. The following information supplements the section titled "Fund Expenses."
     As an additional subsidy, beginning on December 1, 1997 the Investment Adviser will waive the Adviser Fee, and the Administrator will assume any other operating expenses for the Transamerica Premier Index Fund, other than certain extraordinary or non-recurring expenses, which together exceed an annualized rate of 0.25% of its average daily net assets.
     As an additional subsidy, beginning on December 1, 1997 the Investment Adviser will waive the Adviser Fee, the Distributor will waive the 12b-1 Fee, and the Administrator will assume any other operating expenses for the Transamerica Premier Cash Reserve Fund, other than certain extraordinary or non-recurring expenses, which together exceed an annualized rate of 0.25% of its average daily net assets.
     Assuming the continuation of this additional subsidy, the annual fund operating expenses for these Funds are as follows:


Annual Fund Operating Expenses (as a percent of average net assets)

                                                                    Other             Total Operating
                                                                   Expenses        Expenses After Waiver
Transamerica Premier        Adviser Fee        12b-1 Fee         After Reim-                and
Fund                       After Waiver       After Waiver        bursement            Reimbursement
===========================================================================================================
Index                          0.00%             0.10%              0.15%                  0.25%
-----------------------------------------------------------------------------------------------------------
Cash Reserve                   0.00%             0.00%              0.25%                  0.25%
-----------------------------------------------------------------------------------------------------------

     These additional subsidies may be terminated at any time without notice. For the annual operating expenses for the Transamerica Premier Funds other than those listed above, see the section of the Prospectus titled
"Fund Expenses."






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